                                                                    EXHIBIT 10.1


                                SECOND AMENDMENT

      SECOND AMENDMENT, dated as of June 2, 2004 (this "SECOND AMENDMENT"), to the Second Amended and Restated Senior Secured Credit Agreement, dated as of September 16, 2003 (as amended by the First Amendment, dated as of November 23, 2003, this Second Amendment and as otherwise amended, supplemented or modified from time to time, the "CREDIT AGREEMENT"), among DAY INTERNATIONAL GROUP, INC., a Delaware corporation (the "BORROWER"), the several banks and other financial institutions or entities from time to time parties thereto (the "LENDERS"), LEHMAN BROTHERS INC., as sole advisor, sole bookrunner and joint lead arranger, and BANC ONE CAPITAL MARKETS, INC., as joint lead arranger, BANK ONE, NA, as syndication agent, NATIONAL CITY BANK, as documentation agent, and LEHMAN COMMERCIAL PAPER INC., as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT").

                              W I T N E S S E T H:

      WHEREAS, the Borrower has requested that the Administrative Agent and each of the Lenders agree to amend certain provisions of the Credit Agreement;

      WHEREAS, such amendments include adding a Tranche D Term Loan Facility (as defined below) and using the proceeds thereof to prepay the existing Tranche B Term Loans and Tranche C Term Loans; and

      WHEREAS, the Administrative Agent and the Lenders are willing to agree to the requested amendments, but only upon the terms and conditions set forth herein;

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the premises contained herein, the parties hereto agree as follows:

      1. Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

      2. Amendment to Section 1.1 (Defined Terms). (a) Section 1.1 of the Credit Agreement is hereby amended by (i) deleting the defined terms "Commitment", "Facility", "Majority Facility Lenders", "Required Lenders", "Term Loan Facilities", "Term Loan Lender" and "Term Loans" and (ii) substituting in lieu thereof the following definitions:

      "`COMMITMENT': as to any Lender, the sum of the Tranche A Term Loan Commitment, Tranche B Term Loan Commitment, Tranche C Term Loan Commitment, Tranche D Term Loan Commitment and the Revolving Credit Commitment of such Lender."

      "`FACILITY': each of (a) the Tranche A Term Loan Commitments and the Tranche A Term Loans made thereunder (the "TRANCHE A TERM LOAN FACILITY"), (b) the Tranche B Term Loan Commitments and the Tranche B Term Loans made thereunder (the "TRANCHE B TERM LOAN FACILITY"), (c) the Tranche C Term Loan Commitments and the Tranche C Term Loans made thereunder (the "TRANCHE C TERM LOAN FACILITY"), (d) the Tranche D Term Loan Commitments and the Tranche D Term Loans made thereunder

(the "TRANCHE D TERM LOAN FACILITY") and (e) the Revolving Credit Commitments and the extensions of credit made thereunder (the "REVOLVING CREDIT FACILITY")."

      "`MAJORITY FACILITY LENDERS': with respect to any Facility, the holders of more than 50% of the aggregate unpaid principal amount of the Tranche A Term Loans, Tranche B Term Loans, Tranche C Term Loans, Tranche D Term Loans or the Total Revolving Extensions of Credit, as the case may be, outstanding under such Facility (or, in the case of the Revolving Credit Facility, prior to any termination of the Revolving Credit Commitments, the holders of more than 50% of the Total Revolving Credit Commitments)."

      "`REQUIRED LENDERS': the holders of more than 50% of (a) until the Closing Date, the Commitments and (b) thereafter, the sum of (i) the aggregate unpaid principal amount of the Tranche A Term Loans, (ii) the aggregate unpaid principal amount of the Tranche B Term Loans, (iii) the aggregate unpaid principal amount of the Tranche C Term Loans, (iv) the aggregate unpaid principal amount of the Tranche D Term Loans and (v) the Total Revolving Credit Commitments or, if the Revolving Credit Commitments have been terminated, the Total Revolving Extensions of Credit."

      "`TERM LOAN FACILITIES': the collective reference to the Tranche A Term Loan Facility, the Tranche B Term Loan Facility, the Tranche C Term Loan Facility and the Tranche D Term Loan Facility."

      "`TERM LOAN LENDER': each of the Tranche A Term Loan Lenders, the Tranche B Term Loan Lenders, the Tranche C Term Loan Lenders and the Tranche D Term Loan Lenders."

      "`TERM LOANS': the collective reference to the Tranche A Term Loans, the Tranche B Term Loans, the Tranche C Term Loans and the Tranche D Term Loans."

      (b) The definition of "Applicable Margin" in Section 1.1 of the Credit Agreement is hereby amended by inserting the following below the last line of the chart therein (and prior to the proviso contained therein):

                                        Base Rate         Eurocurrency
                                          Loans              Loans
                                          -----              -----
      "Tranche D Term Loan Facility       2.50%              3.50%".

      (c) The definition of "Interest Period" in Section 1.1 of the Credit Agreement is hereby amended by deleting paragraph (ii) in the proviso to such definition in its entirety and substituting in lieu thereof the following:

      "(ii) any Interest Period that would otherwise extend beyond the Revolving Credit Termination Date or beyond the date final payment is due on the Tranche A Term Loans, the Tranche B Term Loans, the Tranche C Term Loans or the Tranche D Term Loans, as the case may be, shall end on the Revolving Credit Termination Date or such due date, as applicable;"

      (d) Section 1.1 of the Credit Agreement is hereby amended by adding alphabetically therein the following definitions:

      "`SECOND AMENDMENT': the Second Amendment to this Agreement dated as of June 2, 2004."

      "`Second Amendment Effective Date': as defined in the Second Amendment."

      "`TRANCHE D TERM LOAN': as defined in Section 2.1(d)."

      "`TRANCHE D TERM LOAN COMMITMENT': as to any Tranche D Term Loan Lender, the obligation of such Lender, if any, on the Second Amendment Effective Date to make a Tranche D Term Loan to the Borrower hereunder in a principal amount not to exceed the amount set forth opposite the heading "Tranche D Term Loan Commitment", or convert all or a portion of its Tranche B Term Loans or Tranche C Term Loans, as the case may be, to Tranche D Term Loans to the Borrower hereunder in a principal amount not to exceed the amount set forth opposite the heading "Amount of Tranche B Term Loans and/or Tranche C Term Loans to be converted to Tranche D Term Loans", in each case on Schedule 1 to the Lender Consent delivered by such Lender, or, as the case may be, in the Assignment and Acceptance pursuant to which such Lender became a party hereto, as the same may be changed from time to time pursuant to the terms hereof. The original aggregate amount of the Tranche D Term Loan Commitments is $126,473,026.70."

      "`TRANCHE D TERM LOAN FACILITY': as defined in the definition of "Facility" in this Section 1.1."

      "`TRANCHE D TERM LOAN LENDER': each Lender which has a Tranche D Term Loan Commitment or which is the holder of a Tranche D Term Loan."

      "`TRANCHE D TERM LOAN MATURITY DATE': September 16, 2009 (or such earlier date on which the Loans become due and payable pursuant to Section 8); provided, that notwithstanding the foregoing, the Tranche D Term Loan Maturity Date shall be September 15, 2007 in the event that the Borrower's Senior Subordinated Notes are not refinanced in full prior to September 15, 2007 with the proceeds of the Subordinated Refinancing."

      "`TRANCHE D TERM LOAN PERCENTAGE': as to any Tranche D Term Loan Lender at any time, the percentage which such Lender's Tranche D Term Loan Commitment then constitutes of the aggregate Tranche D Term Loan Commitments (or, at any time after the Second Amendment Effective Date, the percentage which the aggregate principal amount of such Lender's Tranche D Term Loan then outstanding constitutes of the aggregate principal amount of the Tranche D Term Loans then outstanding)."

      3. Amendment to Section 2.1 (Term Loan Commitments). Section 2.1 of the Credit Agreement is hereby amended by adding to such section at the end thereof the following:

      "(d) Subject to the terms and conditions hereof, each Tranche D Term Loan Lender severally agrees to make a term loan (a "TRANCHE D TERM LOAN") to the Borrower on the Second Amendment Effective Date in an amount not to exceed the amount of the Tranche D Term Loan Commitment of such Tranche D Term Loan Lender. The Tranche D Term Loans may from time to time be Eurocurrency Loans or Base Rate Loans, or a combination thereof, as determined by the Borrower and notified to the Administrative Agent in accordance with Sections 2.2 and 2.13."

      4. Amendment to Section 2.2 (Procedure for Term Loan Borrowings). Section
2.2 of the Credit Agreement is hereby amended by adding to such section at the end thereof the following:

      "(c) The Borrower shall deliver to the Administrative Agent a Borrowing Notice (which Borrowing Notice must be received by the Administrative Agent prior to 10:00 A.M., New York City time, one Business Day prior to the Second Amendment Effective Date) requesting that the Tranche D Term Loan Lenders make the Tranche D Term Loans (or convert Tranche B Term Loans and Tranche C Term Loans, as applicable, to Tranche D Term Loans) on the Second Amendment Effective Date. The Tranche D Term Loans shall initially be Base Rate Loans, and no Tranche D Term Loan may be converted into or continued as a Eurocurrency Loan having an Interest Period in excess of one month prior to the date which is 30 days after the Second Amendment Effective Date or such shorter period as may be acceptable to the Administrative Agent. Upon receipt of such Borrowing Notice the Administrative Agent shall promptly notify each Tranche D Term Loan Lender thereof. Not later than 12:00 Noon, New York City time, on the Second Amendment Effective Date, each Tranche D Term Loan Lender shall make available to the Administrative Agent at the Funding Office an amount in immediately available funds equal to its Tranche D Term Loan (or notify the Administrative Agent to convert an equal aggregate principal amount of Tranche B Term Loans or Tranche C Term Loans, as applicable, held by such Tranche D Term Loan Lender to Tranche D Term Loans). The Administrative Agent shall apply the aggregate of the amounts made available to the Administrative Agent by each Tranche D Term Loan Lender in accordance with Section 2.18 as in effect prior to the Second Amendment Effective Date to prepay the Tranche B Term Loans and Tranche C Term Loans, as applicable (or convert Tranche B Term Loans and Tranche C Term Loans, as applicable, into an equal principal amount of Tranche D Term Loans held by such Tranche D Term Loan Lender)."

      5. Amendment to Section 2.3 (Repayment of Term Loans). Section 2.3 of the Credit Agreement is hereby amended by adding to such section at the end thereof the following:

      "(d) The Tranche D Term Loan of each Lender shall be repaid in 22 consecutive quarterly installments, commencing on June 30, 2004, each of which shall be in an amount equal to such Lender's Tranche D Term Loan Percentage multiplied by the amount set forth below opposite such installment:

                   Installment                 Amount
                   ------------------          --------------
                   June 30, 2004               $   317,771.43
                   September 30, 2004          $   317,771.43
                   December 31, 2004           $   317,771.43
                   March 31, 2005              $   317,771.43
                   June 30, 2005               $   317,771.43
                   September 30, 2005          $   317,771.43
                   December 31, 2005           $   317,771.43

                   Installment                 Amount
                   ------------------          --------------
                   March 31, 2006              $   317,771.43
                   June 30, 2006               $   317,771.43
                   September 30, 2006          $   317,771.43
                   December 31, 2006           $   317,771.43
                   March 31, 2007              $   317,771.43
                   June 30, 2007               $   317,771.43
                   September 30, 2007          $   317,771.43
                   December 31, 2007           $   317,771.43
                   March 31, 2008              $   317,771.43
                   June 30, 2008               $   317,771.43
                   September 30, 2008          $   317,771.43
                   December 31, 2008           $30,188,285.26
                   March 31, 2009              $30,188,285.26
                   June 30, 2009               $30,188,285.26
                   Tranche D Term              $30,188,285.23;
                   Loan Maturity Date

      provided, that notwithstanding the foregoing, all outstanding Tranche D Term Loans, together with accrued interest thereon, shall be due and payable on the Tranche D Term Loan Maturity Date."

      6. Amendment to Section 2.8 (Repayment of Loans; Evidence of Debt). (a)
Section 2.8(a) of the Credit Agreement is hereby amended by adding after the second sentence thereof the following: "The Borrower hereby unconditionally promises to pay to the Administrative Agent for the account of the appropriate Tranche D Term Loan Lender the principal amount of each Tranche D Term Loan of such Tranche D Term Loan Lender in installments according to the amortization schedule set forth in Section 2.3(d) and the then unpaid principal amount of each Tranche D Term Loan of such Tranche D Term Loan Lender on the Tranche D Term Loan Maturity Date."

      (b) Section 2.8(e) of the Credit Agreement is hereby amended by adding to such section at the end thereof the following: "The Borrower agrees that, upon the request to the Administrative Agent by any Lender, the Borrower will promptly execute and deliver to such Lender a promissory note of the Borrower evidencing any Tranche D Term Loans of such Lender, substantially in the form of Exhibit E-6, with appropriate insertions as to date and principal amount."

      7. Amendment to Section 2.18 (Pro Rata Treatment and Payments). (a)
Section 2.18(a) of the Credit Agreement is hereby amended by inserting the phrase ", Tranche D Term Loan Percentages" in the fifth line thereof immediately before the phrase "or Revolving Credit Percentages".

      (b) Section 2.18(d) of the Credit Agreement is hereby amended by deleting such section in its entirety and substituting in lieu thereof the following:

      "(d) Notwithstanding anything to the contrary in Sections 2.12 or 2.18(b), so long as any Tranche A Term Loans are outstanding, each Tranche D Term Loan Lender may, at its option, decline up to 100% of the portion of any mandatory prepayment applicable to the Tranche D Term Loans of such Lender; accordingly, with respect to the amount of any mandatory prepayment described in Section 2.12 that is allocated to Tranche D Term Loans (such amounts, the "MANDATORY PREPAYMENT AMOUNT"), at any time when Tranche A Term Loans remain outstanding, the Borrower will, on the date specified in Section 2.12 for such prepayment,
(i) give the Administrative Agent telephonic notice (promptly confirmed in writing) requesting that the Administrative Agent prepare and provide to each Tranche D Term Loan Lender a notice (each, a "PREPAYMENT OPTION NOTICE") as described below and (ii) deposit with the Administrative Agent the Mandatory Prepayment Amount. As promptly as practicable after receiving such notice from the Borrower, the Administrative Agent will send to each Tranche D Term Loan Lender a Prepayment Option Notice, which shall be substantially in the form of Exhibit K, and shall include an offer by the Borrower to prepay on the Prepayment Date (as defined below) the Tranche D Term Loans of such Lender by an amount equal to the portion of the Mandatory Prepayment Amount indicated in such Lender's Prepayment Option Notice as being applicable to such Lender's Tranche D Term Loans. The "Prepayment Date" in respect of any Prepayment Option Notice shall be the date which is five Business Days after the date of such Prepayment Option Notice. On the Prepayment Date, the Administrative Agent shall (A) apply the Mandatory Prepayment Amount toward prepayment of the outstanding Tranche D Term Loans in respect of which Lenders have accepted mandatory prepayment as described above and (B) apply the remaining portion of the Mandatory Prepayment Amount not accepted by the Tranche D Term Loan Lenders toward prepayment of the Tranche A Term Loans. The procedures described above in this paragraph shall not be applicable in the case of a prepayment in full of all Term Loans."

      8. Amendment to Section 4.16 (Use of Proceeds). Section 4.16 of the Credit Agreement is hereby amended by adding to such section at the end thereof the following: "The proceeds of the Tranche D Term Loans shall be used solely to refinance the Tranche B Term Loans and the Tranche C Term Loans on the Second Amendment Effective Date."

      9. Amendment to Section 7.6 (Limitation on Dividends). Section 7.6 of the Credit Agreement is hereby amended by (i) deleting the word "and" at the end of clause (c); (ii) replacing the period at the end of clause (d) with the text "; and"; and (iii) adding to such section at the end thereof the following clause
(e):

      "(e) the Borrower may make Restricted Payments to acquire minority interests in joint ventures and non-Wholly Owned Subsidiaries from any Person (other than the Sponsors or any of their respective Affiliates), so long as the aggregate amount paid by the Borrower in connection with all such Restricted Payments made pursuant to this clause (e) does not exceed $2,000,000."

      10. Amendment to Exhibits to Credit Agreement. (a) Exhibit K (Form of Prepayment Option Notice) to the Credit Agreement is amended in its entirety to read as set forth in Annex II hereto.

      (b) The Form of Tranche D Term Note attached hereto as Annex III is hereby added to the Credit Agreement as Exhibit E-6 thereto.

      11. Conditions to Effectiveness of this Second Amendment. This Second Amendment shall become effective upon the satisfaction of the following conditions precedent concurrently with or prior to the making of the Tranche D Term Loans (such date, the "Second Amendment Effective Date"):

      (a) The Administrative Agent shall have received (i) counterparts of this Second Amendment duly executed and delivered by each of the Borrower, each of the Subsidiary Guarantors and the Administrative Agent, and (ii) a Lender Consent substantially in the form of Annex I hereto (the "Lender Consent"), duly executed and delivered by each of the Tranche D Term Loan Lenders.

      (b) The Administrative Agent and the Tranche D Term Loan Lenders shall have received such legal opinions as are customary for transactions of this type or as they may reasonably request.

      (c) Prior to and after giving effect to this Second Amendment, each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents shall be true and correct on and as of the date hereof as if made on and as of such date; provided that the references to the Credit Agreement in such representations and warranties shall be deemed to refer to the Credit Agreement as amended pursuant to this Second Amendment.

      (d) No Default or Event of Default shall have occurred and be continuing on the date hereof prior to or after giving effect to the transactions contemplated hereby.

      (e) The Administrative Agent shall have received such documents and other instruments as are customary for transactions of this type or as the Administrative Agent may reasonably request, including with respect to the Mortgages, such documents, title insurance policies and endorsements as the Administrative Agent deems necessary or advisable to protect the validity and priority of any Lien created by such Mortgages.

      (f) The Borrower shall have paid to the Administrative Agent all outstanding fees, costs and expenses invoiced to the Borrower owing on the date hereof pursuant to the Credit Agreement or this Second Amendment.

      (g) The Tranche B Term Loans and Tranche C Term Loans outstanding on the Second Amendment Effective Date shall be refinanced in full with the proceeds of Tranche D Term Loans or converted into Tranche D Term Loans at the request of the applicable Lender.

      12. Continuing Effect; No Other Amendments. Except as expressly set forth in this Second Amendment, all of the terms and provisions of the Credit Agreement are and shall remain in full force and effect and the Borrower shall continue to be bound by all of such terms and provisions. The amendments provided for herein are limited to the specific subsections of the Credit Agreement specified herein and shall not constitute an amendment of, or an indication of the Administrative Agent's or the Lenders' willingness to amend or waive, any other provisions of the Credit Agreement or the same subsections for any other date or purpose. The Second Amendment shall constitute a Loan Document.

      13. Expenses. The Borrower agrees to pay and reimburse the Administrative Agent for all its reasonable out-of-pocket costs and expenses incurred in connection with the development, preparation and execution and delivery of this Second Amendment, and other documents prepared in connection herewith, and the transactions contemplated hereby, including, without limitation, reasonable fees and disbursements and other charges of counsel to the Administrative Agent and the charges of IntraLinks.

      14. Counterparts. This Second Amendment may be executed by one or more of the parties to this Second Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Second Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof. A set of the copies of this Second Amendment signed by all the parties shall be lodged with the Borrower and the Administrative Agent. The execution and delivery of this Second Amendment by the Loan Parties and the Administrative Agent shall be binding upon the Loan Parties, the Lenders, the Agents and all future holders of the Loans.

      15. Effect of Second Amendment. On the Second Amendment Effective Date, the Credit Agreement shall be amended as provided herein. The parties hereto acknowledge and agree that (a) this Second Amendment and the other Loan Documents executed and delivered in connection herewith do not constitute a novation, or termination of the "Obligations" (as defined in the Credit Agreement) under the Credit Agreement as in effect prior to the Second Amendment Effective Date; (b) such "Obligations" are in all respects continuing (as amended hereby) with only the terms thereof being modified to the extent provided in this Second Amendment; and (c) the Liens and security interests as granted under the Security Documents securing payment of such "Obligations" are in all respects continuing and in full force and effect and secure the payment of the "Obligations."

      16. GOVERNING LAW. THIS SECOND AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

      17. Further Assurances. To the extent not delivered to the Administrative Agent on or before the Second Amendment Effective Date, the Borrower agrees to promptly deliver to the Administrative Agent such documents, title insurance policies and endorsements as the Administrative Agent deems necessary or advisable to protect the validity and priority of any Lien created by the Mortgages in favor of the Administrative Agent.

                            [SIGNATURE PAGE FOLLOWS]

      IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

                                            DAY INTERNATIONAL GROUP, INC.


                                            By: /s/ Thomas J. Koenig
                                               ---------------------------------
                                                Name:  Thomas J. Koenig
                                                Title: VP & CFO


                                            LEHMAN COMMERCIAL PAPER INC., as
                                            Administrative Agent


                                            By: /s/ G. Andrew Keith
                                               ---------------------------------
                                                Name:  G. Andrew Keith
                                                Title: Authorized Signatory


                       [SIGNATURE PAGE TO FIRST AMENDMENT]

Each Subsidiary Guarantor hereby consents to this Second Amendment and agrees that the terms hereof shall not affect in any way its obligations and liabilities under the Loan Documents (as amended and otherwise expressly modified by this Second Amendment), all of which obligations and liabilities shall remain in full force and effect and each of which is hereby reaffirmed (as amended and otherwise expressly modified by this Second Amendment).

Consented to and Agreed as of
the date of this Second Amendment:

DAY INTERNATIONAL, INC.
DAY INTERNATIONAL FINANCE, INC.
VARN INTERNATIONAL, INC.
NETWORK DISTRIBUTION INTERNATIONAL
NETWORK DISTRIBUTION INTERNATIONAL, INC.
BELLWETHER DISTRIBUTION, L.L.C.





By:      /s/ Thomas J. Koenig
   -------------------------------------
      Name:  Thomas J. Koenig
      Title: VP & CFO


                       [SIGNATURE PAGE TO FIRST AMENDMENT]

                                      INDEX

ANNEXES:

I        Lender Consent
II       Form of Prepayment Option Notice
III      Form of Tranche D Term Note

A copy of the Annexes will be furnished supplementally to the Commission upon request.


                       [SIGNATURE PAGE TO FIRST AMENDMENT]